                                                                   Exhibit 10.39

                             AMENDMENT NO. 1 TO THE

                              ACQUISITION AGREEMENT

                                  by and among

                             ZWEIG/GLASER ADVISERS,

                              EUCLID ADVISORS LLC,

                              ZWEIG ADVISORS INC.,

                       ZWEIG TOTAL RETURN ADVISORS, INC.,

                             ZWEIG SECURITIES CORP.,

                         THE EQUITYHOLDERS NAMED HEREIN,

                                       AND

                        PHOENIX INVESTMENT PARTNERS, LTD.

                            Dated as of March 1, 1999
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      This AMENDMENT NO. 1 to the Acquisition Agreement (this "Amendment No. 1")
is entered into as of this 1st day of March, 1999 by and among Phoenix Investment Partners, Ltd. ("Buyer") Zweig/Glaser Advisers, Euclid Advisors LLC, Zweig Advisors Inc., Zweig Total Return Advisors, Inc., Zweig Securities Corp., the Equityholders (collectively, the "Parties").

      WHEREAS, the Parties have entered into an Acquisition Agreement, dated as of December 15, 1998 (the "Original Agreement: and, as amended by this Amendment No. 1, the "Acquisition Agreement");

      WHEREAS, the Parties desire to amend the Original Acquisition Agreement pursuant to Section 11.8(a) of the Original Acquisition Agreement;

      WHEREAS, capitalized terms used herein and not defined herein shall have the respective meanings given in the Original Acquisition Agreement;

      NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in the Original Acquisition Agreement, the Parties agree as follows:

      SECTION 1. The definition of "Closing Run Rate Revenues" in Section 1.1 of the Original Acquisition Agreement is amended to add the following proviso to the end of the last sentence of such definition:

      ;provided, however, that the assets managed under the Legends Fund, Inc. shall not be excluded from the calculation of the Closing Run Rate Revenues for the purpose of determining the Closing Date Payment Amount pursuant to Section
2.4 if (x) the consents required by Section 6.2 shall have been obtained on or prior to the date of the final determination of the Post-Closing Payment Adjustment and (y) all sub-advisory fees (other than a deduction of 35.3% of such fees for the period of March 1, 1999 to March 4, 1999) which Buyer would have been entitled to receive in respect of the Legends Fund, Inc. had such consents been obtained on or prior to the Closing Date shall have been paid to Buyer on or prior to the date of the final determination of the Post-Closing Payment Adjustment

      SECTION 2.  Article 2 is amended to add the following Section 2.7;

      2.7   Adjustment to Estimated Closing Date Payment Amount

      If the consents with respect to the Legends Fund, Inc. required by Section
      6.2 shall have been obtained after the Closing and prior to the final determination of the Post-Closing Payment Adjustment and the Equityholder Designee shall have presented Buyer with a certificate to such effect and Buyer shall have received the sub-advisory fees referred to in clause (y) of the proviso in Section 1 above, Buyer shall promptly deliver to the Equityholder Designee on behalf of the Equityholders in accordance with Wire Transfer instructions provided by the Equityholder Designee for such purpose, an amount equal to (a) the Estimated Closing Date Payment Amount determined with the assets managed under the Legends Fund, Inc. included in the calculation of the Closing Run Rate Revenues less (b) the Estimated Closing Date Payment Amount paid by Buyer at Closing. For the purposes of determining the Post-Closing Payment Adjustment pursuant to Section 2.4(b), the Estimated Closing Date Payment amount shall be deemed to include any payment made pursuant to this Section 2.7.

      SECTION 3. Article 4 is amended to add the following Section 4.33:

4.33  Fund Board Approval for Legends Fund, Inc.

      The Fund Board of Legends Fund, Inc. has approved a new sub-advisory agreement with Buyer and has recommended approval thereof by the shareholders of Legends Fund, Inc.
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                        IN WITNESS WHEREOF, the parties have duly executed this
      Amendment No. 1, effective as of the date first written above.


                                    PHOENIX INVESTMENT PARTNERS, LTD.

                                    By:   /s/  William R. Moyer
                                          -------------------------------
                                          Name: William R. Moyer
                                          Title:      Sr. V.P. and CFO


                              ZWEIG/GLASER ADVISERS

                                By: GLASER CORP.,
                                          General Partner

                                    By:   /s/  Charles I. Leone
                                          --------------------------------
                                          Name:  Charles I. Leone
                                          Title:    Attorney-in-Fact


                                    By:  ZWEIG MANAGEMENT CORP.,
                                          General Partner

                                    By:   /s/  Marc Baltuch
                                          --------------------------------
                                          Name: Marc Baltuch
                                          Title:      President


                               EUCLID ADVISORS LLC

                                    By:   /s/  Eugene J. Glaser
                                          --------------------------------
                                          Name: Eugene J. Glaser
                                          Title:      President


                               ZWEIG ADVISORS INC.

                                    By:   /s/  Jeffrey Lazar
                                          --------------------------------
                                          Name: Jeffrey Lazar
                                          Title:      Vice President


                                    ZWEIG TOTAL RETURN ADVISORS, INC.


                                    By:   /s/  Jeffrey Lazar
                                          --------------------------------
                                          Name: Jeffrey Lazar
                                          Title:      Vice President


                             ZWEIG SECURITIES CORP.

                                    By:   /s/  Eugene J. Glaser
                                          --------------------------------
                                          Name: Eugene J. Glaser
                                          Title:      President


                                  EQUITYHOLDERS

                                    GLASER CORP.

                                    By:   /s/  Charles I. Leone
                                          --------------------------------
                                          Name: Charles I. Leone
                                          Title:      Attorney-in-Fact


                             ZWEIG MANAGEMENT CORP.

                                    By:   /s/  Marc Baltuch
                                          --------------------------------
                                          Name: Marc Baltuch
                                          Title:      President

                             EQUITYHOLDER DESIGNEE,
                                      on his own behalf and as attorney-in-fact for the other individual Equityholders listed on Schedule A hereto


                                      /s/  Martin E. Zweig
                                      ------------------------------------
                                      Name: Martin E. Zweig